                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

   Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

   Check the appropriate box:
   [ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
                                                   Commission Only (as permitted
   [X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))
   [ ]  Definitive Additional Materials
   [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                    -----------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [X]  No fee required.

        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

             (1) Title of each class of securities to which transaction applies:

             (2) Aggregate number of securities to which transaction applies:

             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             (4) Proposed maximum aggregate value of transaction:

             (5) Total fee paid:

        [ ] Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1) Amount Previously Paid:

            (2) Form, Schedule or Registration Statement No.:

            (3) Filing Party:

            (4) Date Filed:

                                 LIBERTY FUNDS
                              ONE FINANCIAL CENTER
                          BOSTON, MASSACHUSETTS 02111

August 29, 2003

Dear Shareholder:

The Liberty Strategic Equity Fund will hold a special meeting of shareholders on October 21, 2003, at 2:00 p.m. Eastern time, to vote on the proposal listed in the proxy statement.

Columbia Management Advisors, Inc., the Fund's investment advisor, wishes to change the Fund's investment goal and principal investment strategies to take advantage of recent tax law changes that reduce tax rates on qualified dividend income from U.S. corporations. The Fund's goal currently is fundamental (i.e., it cannot be changed without shareholder approval). You are being asked to approve a proposal that is intended to enhance the Fund's ability to respond to changing market conditions, without incurring additional shareholder meeting expenses, by making the Fund's investment goal non-fundamental. Once the proposal is passed, the Fund's investment goal will change from seeking long-term capital appreciation to seeking current income and capital appreciation. The Fund's investment strategies will also change so that it will pursue its new goal by investing at least 80% of its net assets in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but may also include preferred stocks and convertible securities.

A formal Notice of Special Meeting of Shareholders appears on the next page, and is followed by the proxy statement, which explains in more detail the proposal to be considered. Although we hope that you can attend the Meeting in person, we urge you in any event to vote your shares at your earliest convenience.

YOUR VOTE IS VERY IMPORTANT. THE BOARD OF TRUSTEES OF THE FUND HAS APPROVED AND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE, OR VOTE YOUR PROXY BY TELEPHONE BY FOLLOWING THE ENCLOSED INSTRUCTIONS. THIS WILL ENSURE THAT YOUR VOTE IS COUNTED, EVEN IF YOU CANNOT ATTEND THE MEETING IN PERSON.

It is important that you vote promptly. If you have any questions about voting, please call 866-266-9819.

Sincerely,

/s/ Joseph R. Palombo
JOSEPH R. PALOMBO, President                                    SHC-60/990O-0803

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 21, 2003

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                         LIBERTY STRATEGIC EQUITY FUND

August 29, 2003

Dear Shareholder:

A special meeting of the shareholders of the Liberty Strategic Equity Fund will be held on October 21, 2003, at 2:00 p.m. Eastern time, at One Financial Center, Boston, Massachusetts, to consider and act upon the following matters:

1. To authorize the Board of Trustees to change the Fund's investment goal without shareholder approval.

2. To transact any other business that may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on August 13, 2003, are entitled to notice of and to vote at the meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

By order of the Board of Trustees,

Russell L. Kane, Assistant Secretary

PLEASE RESPOND. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY TELEPHONE OR IN PERSON.

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

                                PROXY STATEMENT

                         LIBERTY STRATEGIC EQUITY FUND
                                  (THE "FUND")
                              ONE FINANCIAL CENTER
                          BOSTON, MASSACHUSETTS 02111

                        SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 21, 2003

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of the Liberty-Stein Roe Funds Investment Trust (the "Trust") for use at a special meeting of shareholders of the Fund (the "Meeting") to be held at its offices on October 21, 2003, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Only shareholders of record at the close of business on August 13, 2003 (the "Record Date"), are entitled to vote at the meeting or at any adjourned session thereof. As of the Record Date, there were issued and outstanding 19,891,092.168 shares of the Fund. For each share that you hold, you are entitled to cast a number of votes equal to the net asset value of a share (or fractional share) determined at the close of business on the record date. For example, a share having a net asset value of $10.50 determined at the close of business on the record date would be entitled to 10.5 votes.

The Notice of Special Meeting, proxy card and this Proxy Statement are being mailed to shareholders of record as of the Record Date on or about August 29, 2003. A copy of the Annual Report of the Fund for its most recent fiscal year ended October 31, 2002, including financial statements, can be obtained without charge by writing to Liberty Funds Distributor, Inc., the Fund's principal underwriter, at One Financial Center, Boston, Massachusetts 02111, or by calling 800-345-6611.

Shares will be voted in accordance with the instructions given. IF NO INSTRUCTIONS ARE GIVEN IN A PROXY THAT IS SIGNED AND RETURNED, THE PROXY WILL BE VOTED FOR THE MATTERS SPECIFIED IN THE PROXY. Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary or an Assistant Secretary of the Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but supplementary solicitations may also be made by mail, telephone, e-mail or personal interviews by officers of the Trust or by officers, employees or agents of the Fund's investment advisor and administrator, Columbia Management Advisors, Inc. ("Columbia Management"), and its affiliates. In addition, Georgeson Shareholder Communications Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of up to approximately $20,500. The cost of the solicitation will be borne by the Fund.

                   AUTHORIZATION OF THE BOARD OF TRUSTEES TO
                       CHANGE THE FUND'S INVESTMENT GOAL
                          WITHOUT SHAREHOLDER APPROVAL

The investment goal of the Fund is currently "fundamental," which means that it cannot be changed without approval by the Fund's shareholders. Because the Trust, as a Massachusetts business trust, is not required to hold annual stockholder meetings, the Fund's investment goal could not currently be changed without incurring the expense of calling a special meeting of its shareholders. The proposed change would make the Fund's investment goal non-fundamental, which is intended to enhance the Fund's ability to respond to changing market conditions without incurring additional shareholder meeting expenses.

The Trustees have approved, subject to approval of this proposal by the Fund's shareholders, a resolution to change the Fund's investment goal and principal investment strategies. As its current investment goal, the Fund seeks long-term capital appreciation. The Fund currently pursues its investment goal by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities, primarily common stock and securities that can be converted into common stock, such as certain debt securities and preferred stock. The Fund's "Value Driven Growth" investment process emphasizes securities that Columbia Management believes have the potential for the best one- to two-year returns.

Upon approval of the proposal presented in this proxy statement, the Fund's investment goal will change so that the Fund will seek current income and capital appreciation. The Fund will pursue this goal by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing

(dividend-paying) equity securities, which will consist primarily of common stocks but may also include preferred stocks and convertible securities. The Fund generally will emphasize value stocks, but may purchase growth securities when such securities pay dividends or Columbia Management believes such securities have particularly good prospects for capital appreciation. In connection with the change of the Fund's investment goal and strategies, the Trustees will also change the words "Strategic Equity" in the Fund's name to "Dividend Income."

The impetus for the changes in the Fund's investment goal and strategies is the passage of the Jobs and Growth Tax Relief Reconciliation Act of 2003, which reduces the tax rates on qualified dividend income from domestic corporations. The Fund's investment advisor believes that the changes in the Fund's investment goal and strategies will enable current shareholders to benefit from the tax law changes as well as increase the appeal of the Fund to prospective investors.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS APPROVE THE CHANGING OF THE FUND'S INVESTMENT GOAL FROM FUNDAMENTAL TO NON-FUNDAMENTAL.

REQUIRED VOTE. The vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present at the meeting in person or by proxy, is required to approve this proposal.

                               OTHER INFORMATION

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS. Shareholders of record at the close of business on August 13, 2003, are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix A to this Proxy Statement lists the total number of shares outstanding as of August 13, 2003, for each class of the Fund's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of the Fund and contains information about the shareholdings in the Fund by the Trustees and the executive officers of the Fund.

VOTING PROCESS. You may vote by any one of the following methods: (1) by mailing the enclosed proxy card, (2) by telephone (see enclosed instructions) or
(3) in person at the Meeting. Votes made by telephone must have an indicated choice in order to be accepted. Shareholders who owned shares on the record date, August 13, 2003, are entitled to vote at the Meeting. For each share that you hold, you are entitled to cast a number of votes equal to the net asset value of a share (or fractional share) determined at the close of business on the record date. For example, a share having a net asset value of $10.50 determined at the close of business on the record date would be entitled to 10.5 votes.

VOTING AND TABULATION OF PROXIES. Shares represented by duly executed proxies will be voted as instructed on the proxy. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of the proposal. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Any owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary or an Assistant Secretary of the Fund, (ii) by properly executing a later-dated proxy (by either of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. However, these shares will not be counted as having voted, and therefore they will have the effect of a vote against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS; OTHER BUSINESS. If the Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Fund's proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the approval of the proposal to change the Fund's investment goal from fundamental to non-fundamental. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary or an Assistant Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

FUND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund has previously sent its Annual Reports and Semi-Annual Reports to its shareholders. You can obtain a copy of these Reports without charge by writing to Columbia Management at One Financial Center, Boston, Massachusetts 02111, or by calling 800-345-6611.

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                      (This page intentionally left blank)

                                                                      APPENDIX A

                    SHARES OUTSTANDING AND ENTITLED TO VOTE

On August 13, 2003, the Fund had outstanding and entitled to vote at the Meeting the following common shares of beneficial interest:

CLASS                           NUMBER OF OUTSTANDING SHARES
-----                           ----------------------------
A                                          49,881.918

B                                          80,529.360

C                                          20,215.292

G                                       1,199,204.610

T                                      10,471,047.213
Z                                       8,070,213.775

    Total                              19,891,092.168

                              OWNERSHIP OF SHARES

As of August 13, 2003, the Fund believes that the Trustees and officers of the Fund, as a group, owned less than one percent of each class of shares of the Fund.

On August 13, 2003, the following persons were known to beneficially own of record more than 5% of the outstanding securities of the indicated class of shares of the Fund:

                                          NUMBER OF      PERCENTAGE OF
SHAREHOLDER                     CLASS    SHARES OWNED     CLASS OWNED
-----------                     -----   --------------   -------------
Pershing LLC                      A         20,569.615       41.24%
  P.O. Box 2052
  Jersey City, NJ 07303-2052

Fiserv Securities Inc.            A          5,172.615       10.37%
  PAO 13801595
  One Commerce Square
  2005 Market Street, Suite
  1200
  Philadelphia, PA 19103-7084

UBS Financial Services Inc.       A          3,566.507        7.15%
  Alexander M. Shaine
  Irrev Trust DTD 12/27/00
  7479 N. Calle Sin Celo
  Tucson, AZ 85718-1256

American Enterprise Investment
  Services                        B         14,312.728       17.77%
  FBO 199476701
  P.O. Box 9446
  Minneapolis, MN 55440-9446


                                          NUMBER OF      PERCENTAGE OF
SHAREHOLDER                     CLASS    SHARES OWNED     CLASS OWNED
-----------                     -----   --------------   -------------

American Enterprise Investment
  Services                        B          8,984.327       11.16%
  FBO 203544781
  P.O. Box 9446
  Minneapolis, MN 55440-9446

American Enterprise Investment
  Services                        B          6,800.034        8.44%
  FBO 204380241
  P.O. Box 9446
  Minneapolis, MN 55440-9446

American Enterprise Investment
  Services                        B          5,799.290        7.20%
  FBO 203263771
  P.O. Box 9446
  Minneapolis, MN 55440-9446

American Enterprise Investment
  Services                        B          5,429.488        6.74%
  FBO 200822361
  P.O. Box 9446
  Minneapolis, MN 55440-9446

US Clearing Corp.                 C          5,474.490       27.08%
  FBO 113-08351-17
  26 Broadway
  New York, NY 10004-1703

Larry D. Schroeder                C          5,387.931       26.65%
  2064 Hopp Rd. N.
  Odessa, WA 99159-9806

Columbia Trust Company Roth
  Conv                            C          4,028.512       19.93%
  Ming Hsian Wu
  2705 Parsons Blvd., Apt 3A
  Flushing, NY 11354-1305

Columbia Trust Company IRA        C          2,677.647       13.25%
  Ming Hsian Wu
  2705 Parsons Blvd., Apt 3A
  Flushing, NY 11354-1305

Gales & Co.                       Z      4,574,871.498       56.69%
  Fleet Investment Services
  Mutual Funds Unit-NY/RO/
  TO4A
  159 E. Main St.
  Rochester, NY 14638-0001


                                          NUMBER OF      PERCENTAGE OF
SHAREHOLDER                     CLASS    SHARES OWNED     CLASS OWNED
-----------                     -----   --------------   -------------

Gales & Co.                       Z      1,681,332.604       20.83%
  Fleet Investment Services
  Mutual Funds Unit-NY/RO/
  TO4A
  159 E. Main St.
  Rochester, NY 14638-0001

Gales & Co.                       Z      1,146,038.543       14.20%
  Fleet Investment Services
  Mutual Funds Unit-NY/RO/
  TO4A
  159 E. Main St.
  Rochester, NY 14638-0001

                         VOTE YOUR PROXY BY TELEPHONE!

The enclosed proxy statement provides details on important issues affecting your fund. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

You can vote your proxy by telephone. It is easy and confidential.

A REMINDER -- if you vote by telephone, you should NOT mail your proxy card.

INSTRUCTIONS FOR TELEPHONE VOTING:

- Read the proxy statement.

- With your proxy card available, call toll-free (877) 779-8683.

- When prompted, enter the voter control number located in the upper left corner of your proxy card.

- Follow the instructions provided.

Telephone voting is available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda or the execution of the proxy, call a representative toll-free at (866) 266-9819.

                          LIBERTY STRATEGIC EQUITY FUND

                   THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints each of Heidi A. Hoefler, Russell L. Kane, Joseph R. Palombo, Vincent P. Pietropaolo and David Rozenson proxies of the undersigned, with power of substitution, to vote at the Special Meeting of Shareholders of Liberty Strategic Equity Fund to be held in Boston, Massachusetts, on October 21, 2003, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ITEMS SET FORTH ON THE REVERSE SIDE.

            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?

-------------------------                            ---------------------------

-------------------------                            ---------------------------

-------------------------                            ---------------------------

-------------------------                            ---------------------------

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

LIBERTY STRATEGIC EQUITY FUND                        1. TO AUTHORIZE THE
                                                        BOARD OF TRUSTEES TO
                                                        CHANGE THE FUND'S
                                                        INVESTMENT GOAL
                                                        WITHOUT SHAREHOLDER
                                                        APPROVAL.

CHANGE OF ADDRESS
Mark box below if an address change or comment has been noted on the reverse side of this card
              [ ]

                                                    For      Against
                                                 Proposal   Proposal  Abstention
                                                    [ ]        [ ]        [ ]

                                                     2. IN THEIR DISCRETION,
                                                        UPON SUCH OTHER MATTERS
                                                        AS MAY PROPERLY COME
                                                        BEFORE THE MEETING.


      Please sign exactly as name(s) appear(s) hereon. Any owner of a joint account may sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here                                 Date
                      ------------------------------       ---------------------
Co-owner sign here
                   ---------------------------------